                                                                   EXHIBIT 10.14


                               September 12, 1996

Mr. Steve Markman

     Re:  Employment Agreement

Dear Steve:

     Pursuant to our recent discussions, this letter sets forth the terms of your employment with General Magic, Inc. (the "Company") as well as our understanding with respect to any termination of that employment relationship.

     1. POSITION AND DUTIES: You will be employed by the Company as its Chairman, President and Chief Executive Officer, reporting to the Company's Board of Directors (the "Board"). The Company will undertake its best efforts to have you elected to the Board during your employment, and you agree that upon the termination of your employment for any reason you shall promptly resign from the Board. You accept employment with the Company on the terms and conditions set forth in this Agreement, and you agree to devote your full business time, energy and skill to your duties at the Company. However, you shall be entitled to engage in other professional activities, including, but not limited to, participating on other boards of directors (provided that you receive advance approval from the Board of your participation on such other boards), so long as such activities do not materially interfere with the performance of your duties for the Company. Your duties shall include, but not be limited to, the overall general management of the Company, as well as any other reasonable duties that may be assigned to you from time to time by the Board. This Paragraph 1 shall not be construed as preventing you from investing your assets in such form and manner as will not require any substantial services on your part in the operation of the affairs of the business entities in which such investments are made.

     2. TERM OF EMPLOYMENT; INITIAL CONSULTING SERVICES: Your employment with the Company will start on September 19, 1996 ("Start Date"), will be for no specified term, and may be terminated by you or the Company at any time, with or without cause, subject to the provisions of Paragraphs 4 and 5 below. From the date of execution of this Agreement until the Start Date, you agree to consult with the Board as it may request from time to time on such matters as you and the Board shall agree.

Steve Markman
September 12, 1996
Page 2


      3. COMPENSATION: You will be compensated by the Company for your services as follows:

            (a) Salary: Commencing on the Start Date, you will be paid an annual salary of $300,000 in accordance with the Company's normal payroll procedures, less applicable withholding. Your salary will be reviewed by the Board on an annual basis, and may be subject to upward adjustment based upon various factors including, but not limited to, your performance and the Company's profitability. Any upward adjustment to your salary shall be in the sole discretion of the Board.

            (b) Bonus: You will be eligible to receive annual bonuses based upon the Company's achievement of various financial and/or other goals established by the Board. In any Company fiscal year, we expect that your target eligibility will equal 80% of your then-current annual base salary. The goals that govern your bonus eligibility will be set by the Board or its Compensation Committee, and communicated to you in writing prior to (or within 90 days following the start of) any applicable Company fiscal year and your actual bonus will vary depending on attainment of such goals. To the extent earned, bonuses will be paid to you on the later of 30 days after (i) the end of the applicable fiscal year, or (ii) the date on which the financial or other data necessary to determine your entitlement to the bonus becomes available except as provided below. All bonuses paid to you shall be subject to applicable withholding. During the first twelve months of your employment, payment of your bonus will be guaranteed at a rate of not less than 30% of your then current salary ($60,000) and paid on a monthly basis in accordance with the Company's normal payroll procedures.

            (c) Transition Payment: You will be paid a transition payment of $50,000 to cover incidental expenses related to your change of employment. Actual expenses will be reimbursed upon presentation of documentation, with the balance to be paid subject to applicable withholding within forty-five (45) days of your Start Date.

            (d) Benefits: You will have the right, on the same basis as other executive employees of the Company, to participate in and to receive benefits under any Company medical, disability or other group insurance plans, as well as under the Company's 401(k) plan and business expense reimbursement and vacation policies.

            (e) Initial Stock Options: You will be granted options to purchase an aggregate of 750,000 shares of the Company's common stock at an exercise price per share equal to the closing price of the stock on the date your service with the company begins. Of such options, an option to purchase 250,000 shares will be granted to you under the Company's existing stock option plan (the "Plan Option"). The Plan Option shall be governed by and subject to the terms and conditions of the Company's existing

Steve Markman
September 12, 1996
Page 3

stock option plan and standard form of stock option agreement (which you will be required to sign in connection with the issuance of the Plan Option). An option for the remaining 500,000 shares will be granted to you outside of the Company's existing stock option plan (the "Nonplan Option"). The Nonplan Option shall be governed by and subject to the terms and conditions of a stock option agreement substantially similar to those of the Company's standard form of stock option agreement. The Company will undertake, as soon as practicable following the grant of the Nonplan Option, to register the shares underlying the Nonplan Option as well as the restricted shares described in Subparagraph (g) below on Form S-8 under the Securities Act of 1933 and shall keep such Form S-8 in effect for the entire period the Nonplan Option and restricted shares remain outstanding. The Plan Option and the Nonplan Option shall be evidenced by the stock option agreements attached as Exhibit A. Shares underlying each of the Plan Option and Nonplan Option shall become vested and exercisable during your service with the Company at the rate of one quarter of such shares on the first anniversary of the Start Date and thereafter at the rate of one forty-eighth of such shares for each additional full month of your service with the Company. The Plan Option and the Nonplan Option will each have a maximum term of ten (10) years, subject to earlier termination 180 days after the later of (i) the date of your termination of service with the Company or any successor entity or (ii) the date all further vesting pursuant to this Agreement ceases, subject, however, to any longer exercise period provided under subparagraph 5(b) and (c). For purposes of the Plan Option, the Nonplan Option and the restricted stock described in Subparagraph (g) below, you will be deemed to continue in service with the Company for so long as you render services as an employee, director or independent consultant to the Company or any parent or subsidiary corporation.

            (f) Additional Stock Options: In addition, to the extent the Company issues prior to the second anniversary of your Start Date, any securities which are common share equivalents, other than to employees, consultants or directors, the Company's Board of Directors will make best efforts (which will include presenting a plan share reserve increase to the shareholders in the event the Company's existing stock option plans do not have sufficient reserved shares) to grant you additional options to allow you to maintain your then current equivalent percentage ownership in the Company calculated on a fully diluted basis. Any such options shall have an exercise price per share equal to the fair market value of a share of the Company's common stock on the date of grant and shall be subject to the Company's standard vesting for employee options commencing on the date of their grants.

            (g) Restricted Shares: You will be granted the right to purchase up to 135,000 restricted shares of the Company's Common Stock at a price of 10 cents per share. During your continued service with the Company, the restricted shares will vest at the

Steve Markman
September 12, 1996
Page 4


rate of fifty percent (50%) on the first anniversary of your Start Date and fifty percent (50%) on the second anniversary of your Start Date. The restricted shares will be evidenced by the Company's restricted share purchase agreement attached as Exhibit B.

     4.   VOLUNTARY TERMINATION:

          (a) Resignation. In the event that you voluntarily resign from your employment with the Company other than for Good Reason as defined in Subparagraph 5(d), you will be entitled to no compensation or benefits from the Company other than those earned under Paragraph 3 through the date of your termination of employment. In particular, you shall not be entitled to any bonus or pro rata portion thereof under Subparagraph 3(b) for the year in which you resign or your employment so terminates. You agree that in the event you voluntarily terminate your employment with the Company for any reason (including Good Reason as defined in Subparagraph 5(d)), you shall provide the Company with sixty days' written notice of your resignation. The Company may, in its sole discretion, elect to waive all or any part of such notice period and accept your resignation at an earlier date.

          (b) Death or Disability. In the event that your employment terminates as a result of your death or disability (meaning that you are unable to perform your duties for any 120 days in any one year period as a result of a physical and/or mental impairment), you or your heirs will continue to be paid at your then applicable salary rate, less applicable withholding, for a period of five
(5) months following the termination of your employment due to death or disability. During such five-month period you will continue to vest in any unvested stock options and restricted stock previously granted to you by the Company. Such stock options shall remain exercisable for a period of eighteen
(18) months following the later of (i) the date of your termination of service as Chief Executive Officer of the Company or (ii) the date of such option vesting; provided, however, that such stock options shall not be exercisable following the expiration of the option term.

     5. OTHER TERMINATION: Your employment may be terminated by the Company under the circumstances set forth below.

          (a) Termination for Cause: If your employment is terminated by the Company for cause as defined below, you shall be entitled to no compensation or benefits from the Company other than those earned under Paragraph 3 through the date of your termination for cause. In particular, you shall not be entitled to any bonus or pro rata portion thereof under Subparagraph 3(b) for the year in which your termination occurs.

Steve Markman
September 12, 1996
Page 5


      For purposes of this Agreement, a termination "for cause" occurs if you are terminated for any of the following reasons: (i) theft, dishonesty, or intentional falsification of any employment or Company records; (ii) intentional and improper disclosure of the Company's confidential or proprietary information; (iii) willful and repeated failure to comply with the lawful written directions of the Company; (iv) your failure or inability to perform any assigned duties reasonably expected of a chief executive officer after written notice from the Board to you of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach of this Agreement by you, which breach is not cured within ten (10) days following written notice to you of such breach; or (vi) your conviction (including any plea of guilty or nolo contendere) for a felony involving moral turpitude causing material harm to the reputation and standing of the Company, as determined by the Board of Directors of the Company in good faith.

          (b) Termination Without Cause Before Fourth Anniversary. Subject to Subparagraph 5(c), if your employment is terminated by the Company without cause (and not as a result of your death or disability), or you resign for Good Reason (as defined in Subparagraph 5(d)), before the fourth anniversary of your Start Date, then,

               (i)  for the duration of the Additional Period:

                    (A) you shall continue to be considered an employee (but not an officer or an executive and you shall have no authority to act on behalf of the Company);

                    (B) you shall continue to be paid at your final salary rate, less applicable withholding;

                    (C) your restricted stock and all stock options previously granted to you by the Company shall continue to vest, and such stock options shall remain exercisable for a period of eighteen (18) months following the later of (i) the date of your termination of service as Chief Executive Officer of the Company or (ii) the date of such option vesting; provided, however, that such stock options shall not be exercisable following the expiration of the option term; and

                    (D) you shall be entitled to participate in the Company's benefit programs, in accordance with the terms thereof.

               (ii) In addition, you shall be entitled to the bonus you would have earned (had your employment not been terminated) in the year such termination

Steve Markman
September 12, 1996
Page 6


occurs, such bonus to be paid in accordance with Subparagraph 3(b), but you shall not be entitled to any bonus payment thereafter.

                  (iii) For purposes of this Agreement, the "Additional Period" shall mean the period of time from the date of your termination of employment until the fourth anniversary of your Start Date; provided, however, that the Additional Period shall be no less than one year and no more than two years.

            (c) Termination Without Cause Following Change in Control: If your employment is terminated by the Company without cause or you resign for Good Reason (as defined in Subparagraph 5(d)) during the period commencing thirty (30) days prior to the date of the Company's first public announcement that the Company has entered into an agreement that would result in a Change in Control (as defined below) and ending one year following such Change in Control, you shall receive the compensation and benefits described in Subparagraph 5(b), except that all of your unvested outstanding stock options and restricted stock shall vest immediately. Such stock options shall remain exercisable for a period of eighteen (18) months following the later of (i) the date of your termination of service as Chief Executive Officer of the Company or (ii) the date of such option vesting; provided, however, that such stock options shall not be exercisable following the expiration of the option term.

      If, due to the benefits provided under this Agreement, you are subject to any excise tax due to characterization of any amounts payable hereunder as excess parachute payments pursuant to Section 4999 of the Internal Revenue Code, the Company agrees to "gross-up" the amount payable to you such that the net amount realizable by you is the same as if there were no such excise tax; provided, however, that the foregoing shall be conditioned upon your cooperating with the Company in such manner as may be reasonably requested (other than reducing amounts payable hereunder) so as to minimize the amount of such excise tax and provided further, that the maximum amount that the Company shall be obligated to pay pursuant to this provision shall be $100,000. Notwithstanding the foregoing, however, upon a Change in Control, you may elect in your sole discretion, not to have any portion of such options or restricted stock vest in order to avoid any "excess parachute payment" under Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended.

      For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred if:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities of the Company under an employee benefit

Steve Markman
September 12, 1996
Page 7

plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of (A) the outstanding shares of common stock of the Company or (B) the combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors; or

                  (ii) the Company (A) is party to a merger or consolidation which results in the holders of voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) sells or disposes of all or substantially all of the Company's assets (or any transaction having similar effect is consummated), or
(C) the individuals constituting the Board immediately prior to such merger, consolidation, sale or disposition shall cease to constitute at least 50% of the Board, unless the election of each director who was not a director prior to such merger, consolidation, sale or disposition was approved by a vote of at least two-thirds of the directors then in office who were directors prior to such merger, consolidation, sale or disposition.

            (d) Good Reason. For purposes of this Agreement, "Good Reason" means the occurrence of any of the following conditions, without your written consent, which condition(s) remain(s) in effect 20 days after written notice to the Board from you of such condition(s):

                  (i) a material decrease in your base salary and/or a material decrease in your standard management bonus plan or employee benefits following a Change of Control; or

                  (ii) a material decrease in your base salary and/or a material decrease in your standard management Bonus Plan or employee benefits prior to a Change of Control, unless such decreases apply to the Company's executives generally.

                  (iii) a material, adverse change in your responsibilities or duties, as measured against your responsibilities or duties immediately prior to such change causing it to be of materially less stature or responsibility, and such a materially adverse change shall in all events be deemed to occur if you no longer serve as Chief Executive Officer of a publicly traded company reporting to the Board of Directors; or

Steve Markman
September 12, 1996
Page 8

                (iv) in the event of the relocation of your work place for the Company to a location more than 50 miles from the Company's current headquarters following a Change of Control.

        6. CONFIDENTIAL AND PROPRIETARY INFORMATION: As a condition of your employment, you agree to sign the Company's standard form of employee confidentiality and assignment of inventions agreement ("Exhibit C").

        7. DISPUTE RESOLUTION: In the event of any dispute or claim relating to or arising out of your employment relationship with the Company, this Agreement, or the termination of your employment with the Company for any reason (including, but not limited to, any claims of breach of contract, wrongful termination or age, disability or other discrimination), you and the Company agree that all such disputes shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association in Santa Clara County, California. You and the Company hereby knowingly and willingly waive your respective rights to have any such disputes or claims tried to a judge or jury. However, this arbitration provision shall not apply to any disputes or claims relating to or arising out of the actual or alleged misuse or misappropriation of the Company's property, including, but not limited to, its trade secrets or proprietary information. Arbitration of this Agreement shall include claims of fraud or fraud in the inducement relating to this Agreement. Arbitration further includes all claims, regardless of whether the dispute arises during the term of the Agreement, at the time of termination or thereafter.

        8. INTERPRETATION: This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

        9. ASSIGNMENT: In view of the personal nature of the services to be performed under this Agreement by you, you cannot assign or transfer any of your rights or obligations under this Agreement. The rights and obligation of the Company under this Agreement shall inure to the benefit and shall be binding upon the successors and assigns of the Company.

        10. ENTIRE AGREEMENT: This Agreement and the agreements referred to above constitute the entire agreement between you and the Company regarding the terms and conditions of your employment, and they supersede all prior negotiations, representations or agreements between you and the Company regarding your employment, whether written or oral.

Steve Markman
September 12, 1996
Page 9


     11. MODIFICATION: This Agreement may only be modified or amended by a supplemental written agreement signed by you and another authorized member of the Board.

     12. REFERENCES: This Agreement is conditioned upon receiving satisfactory references for Mr. Markman as determined in the sole discretion of the Company's Compensation Committee. Mr. Markman will be advised in writing whether this condition is satisfied.

     13. INDEMNIFICATION: During the period you remain an officer or member of the Board of Directors, you shall be entitled to such indemnification as the Company generally provides its officers and directors including but not limited to that provided pursuant to the terms of the Company's Indemnification Agreement, a copy of which is attached hereto as Exhibit D.

     Steve, we look forward to working with you at General Magic. Please sign and date this letter on the spaces provided below to acknowledge your acceptance of the terms of this Agreement.



                                          Sincerely,



                                          General Magic, Inc.



                                          By: /s/ R. PIEPER
                                              ---------------------------
                                              Director


     I agree to and accept employment with General Magic, Inc. on the terms and conditions set forth in this Agreement.


Date: September 15, 1996                  /s/ STEVE MARKMAN
                                              ---------------------------
                                              Steve Markman

                                   EXHIBIT A


                              GENERAL MAGIC, INC.
               NONQUALIFIED STOCK OPTION AGREEMENT (PLAN OPTION)

                                      AND

                              GENERAL MAGIC, INC.
              NONQUALIFIED STOCK OPTION AGREEMENT (NONPLAN OPTION)

                                                     EXHIBIT A TO EXHIBIT 10.14

                               GENERAL MAGIC, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


        General Magic, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of Common Stock of the Company, in the manner and subject to the provisions of this Option Agreement.

        1. Summary & Definitions:

                                     SUMMARY

Optionee:                     Steve Markman

                              Employee's ID#:

Date of Option Grant:         September 13, 1996

Number of Option Shares:      500,000 shares of Common Stock of the Company as
                              adjusted from time to time pursuant to paragraph
                              9 below.

Exercise Price of Options:    $3.75

                                   DEFINITIONS

"Initial Vesting Date" - Date occurring one year after the date on which your employment with the Company commenced, which date was September 19, 1996 (the "Start Date").

"Initial Exercise Date" - Date occurring one year after the Start Date.

"Vested Ratio" - Except as otherwise provided below, the Vested Ratio shall be determined as follows:

                                                                 Vested Ratio
                                                                 ------------
        Prior to Initial Vesting Date                                  0

        On Initial Vesting Date,                                     1/4
        provided the Optionee's Service
        is continuous from the Date of Option
        Grant until the Initial Vesting Date

        Plus

        For each full month of the                                   1/48
        Optionee's continuous Service from the
        Initial Vesting Date until the Vested
        Ratio is 1/1, an additional

"Option Term Date" - Ten years after the Date of Option Grant.

"Code" - Internal Revenue Code of 1986, as amended.

"Company" - General Magic, Inc., a Delaware corporation, and any successor corporation thereto.

"Disability" - The Optionee's disability as defined in Subparagraph 4(b) of the Employment Agreement.

"Employment Agreement" - The Employment Agreement between the Company and the Optionee dated as of September 12, 1996.

"Participating Company" - The Company and any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

"Participating Company Group" - At any point in time all corporations collectively which are then a Participating Company.

"Service" - Optionee's employment or service with the Participating Company Group in the capacity of an employee, director or consultant. Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which Optionee renders Service or a change in the member of the Participating Company

Group for which Optionee renders Service, provided there is no interruption or termination of Optionee's Service. Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which Optionee renders Service ceasing to be a member of the Participating Company Group. Subject to the foregoing, the Company, in its sole discretion, shall determine whether Optionee's Service has terminated and the effective date of such termination.

"Special Exercise Termination Date" - The date occurring eighteen (18) months following the later of (i) the date on which the Optionee's service as Chief Executive Officer of the Company terminated or (ii) the date on which the Option ceases to vest; provided, however, that such date shall in no event be later than the Option Term Date.

"Termination Without Cause Before Fourth Anniversary" - Termination of the Optionee's Service by the Company other than "for cause" (as defined Subparagraph 5(a) of the Employment Agreement), or the Optionee's resignation for "Good Reason" (as defined in Subparagraph 5(d) of the Employment Agreement), before the fourth anniversary of the Start Date.

"Termination Without Cause Following Change in Control" - Termination of the Optionee's Service by the Company other than "for cause" (as defined in Subparagraph 5(a) of the Employment Agreement) or the Optionee's resignation for "Good Reason" (as defined in Subparagraph 5(d) of the Employment Agreement) during the period commencing thirty (30) days prior to the date of the Company's first public announcement that the Company has entered into an agreement that would result in a "Change in Control" (as defined in Subparagraph 5(c) of the Employment Agreement) and ending one year following such Change in Control.

        2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Code.

        3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4. Exercise of the Option.

                (a) Right to Exercise. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                (b) Method of Exercise. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

                (c) Form of Payment of Exercise Price. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's Common Stock owned by the Optionee and having a fair market value not less than the exercise price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's Common Stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

                (d) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the

Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Participating Company Group's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

                (e) Certificate Registration. Except in the event the exercise price is paid by Immediate Sales Proceeds, the certificate or certificates for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

        6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of Service as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

        7. Termination of Service.

                (a) Option Exercisability and Vesting. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after termination of the Optionee's Service with the Participating Company Group.

                        (i) Death or Disability. If the Optionee's Service with the Participating Company Group terminates because of the death or Disability of the Optionee, (1) the Option will continue to vest to the extent provided in Subparagraph 4(b) of the Employment Agreement, and (2) the Option may be exercised, to the extent unexercised and exercisable by the Optionee on the proposed exercise date, by the Optionee (or the Optionee's legal representative) at any time prior to the Special Exercise Termination Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                        (ii) Termination Without Cause Before Fourth
Anniversary. If the Optionee's Service with the Participating Company Group terminates due to Termination Without Cause Before Fourth Anniversary, (1) the Option will continue to vest during the "Additional Period" (as defined in Subparagraph 5(b) of the Employment Agreement), and (2) the Option may be exercised, to the extent unexercised and exercisable by the Optionee on the proposed exercise date, by the Optionee at any time prior to the Special Exercise Termination Date.

                        (iii) Termination Without Cause Following Change in Control. Notwithstanding any provision of paragraphs 8 or 9 below to the contrary, if the Optionee's Service with the Participating Company Group terminates due to Termination Without Cause Following Change in Control, (1) any unexercised portion of the Option shall become immediately exercisable and vested in full as of the date of the Optionee's termination of Service, and (2) the Option may be exercised, to the extent unexercised and exercisable by the Optionee on the proposed exercise date, by the Optionee at any time prior to the Special Exercise Termination Date.

                        (iv) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason except death, Disability, Termination Without Cause Before Fourth Anniversary or Termination Without Cause Following Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's

Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee's Service terminates, but in any event no later than the Option Term Date.

                (b) Exercise Prevented by Law. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's Service with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

                (c) Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Term Date.

                (d) Leave of Absence. For purposes hereof, the Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as Service for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

        8. Ownership Change and Transfer of Control. For purposes hereof, the "Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

                (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company;

                (b) a merger in which the Control Company is a party; or

                (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                A "Transfer of Control" shall mean either (i) a "Change in Control" as defined in Subparagraph 5(c) of the Employment Agreement or (ii) an Ownership Change in which the stockholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company after such transaction or in which the Control Company is not the surviving corporation.

                In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under the Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercised portion of the Option shall become immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. Any exercise of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

        9. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10. Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the Option has been exercised pursuant to paragraph 4(b) above and the Company has received full payment for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise and payment in full, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service at any time.

        11. Legends. The Company may at any time place legends referencing any applicable federal, state and/or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 11.

        12. Public Offering. The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in such public offering under the Securities Act.

        13. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        14. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        15. Integrated Agreement. This Option Agreement and the Employment Agreement constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein or in the Employment Agreement. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        16. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                            GENERAL MAGIC, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------
                                            Date:
                                                 -------------------------------

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
     -----------------------------          ------------------------------------

                              GENERAL MAGIC, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


        General Magic, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of Common Stock of the Company, in the manner and subject to the provisions of this Option Agreement.

        1. Summary & Definitions:

                                            SUMMARY

Optionee:                                   Steve Markman

                                            Employee's ID#:

Date of Option Grant:                       September 13, 1996

Number of Option Shares:                    250,000 shares of Common Stock of the Company
                                            as adjusted from time to time pursuant to
                                            paragraph 9 below.

Exercise Price of Options:                  $3.75

                                   DEFINITIONS

"Initial Vesting Date" - Date occurring one year after the date on which your employment with the Company commenced, which date was September 19, 1996 (the "Start Date").

"Initial Exercise Date" - Date occurring one year after the Start Date.

"Vested Ratio" - Except as otherwise provided below, the Vested Ratio shall be determined as follows:

                                                                 Vested Ratio
                                                                 ------------
        Prior to Initial Vesting Date                                  0

        On Initial Vesting Date,                                     1/4
        provided the Optionee's Service
        is continuous from the Date of Option
        Grant until the Initial Vesting Date

        Plus
        ----

        For each full month of the                                   1/48
        Optionee's continuous Service
        from the Initial Vesting Date
        until the Vested Ratio is 1/1,
        an additional

"Option Term Date" - Ten years after the Date of Option Grant.

"Code" - Internal Revenue Code of 1986, as amended.

"Company" - General Magic, Inc., a Delaware corporation, and any successor corporation thereto.

"Disability" - The Optionee's disability as defined in Subparagraph 4(b) of the Employment Agreement.

"Employment Agreement" - The Employment Agreement between the Company and the Optionee dated as of September 12, 1996.

"Participating Company" - The Company and any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

"Participating Company Group" - At any point in time all corporations collectively which are then a Participating Company.

"Plan" - General Magic, Inc. Amended and Restated 1990 Stock Option Plan.

"Service" - Optionee's employment or service with the Participating Company Group in the capacity of an employee, director or consultant. Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which Optionee renders Service or a change in the member of the Participating Company Group for which Optionee renders Service, provided there is no interruption or termination of Optionee's Service. Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which Optionee renders Service ceasing to be a member of the Participating Company Group. Subject to the foregoing, the Company, in its sole discretion, shall determine whether Optionee's Service has terminated and the effective date of such termination.

"Special Exercise Termination Date" - The date occurring eighteen (18) months following the later of (i) the date on which the Optionee's service as Chief Executive Officer of the Company terminated or (ii) the date on which the Option ceases to vest; provided, however, that such date shall in no event be later than the Option Term Date.

"Termination Without Cause Before Fourth Anniversary" - Termination of the Optionee's Service by the Company other than "for cause" (as defined Subparagraph 5(a) of the Employment Agreement), or the Optionee's resignation for "Good Reason" (as defined in Subparagraph 5(d) of the Employment Agreement), before the fourth anniversary of the Start Date.

"Termination Without Cause Following Change in Control" - Termination of the Optionee's Service by the Company other than "for cause" (as defined in Subparagraph 5(a) of the Employment Agreement) or the Optionee's resignation for "Good Reason" (as defined in Subparagraph 5(d) of the Employment Agreement) during the period commencing thirty (30) days prior to the date of the Company's first public announcement that the Company has entered into an agreement that would result in a "Change in Control" (as defined in Subparagraph 5(c) of the Employment Agreement) and ending one year following such Change in Control.

        2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Code.

        3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the

Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4. Exercise of the Option.

               (a) Right to Exercise. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

               (b) Method of Exercise. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

               (c) Form of Payment of Exercise Price. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's Common Stock owned by the Optionee and having a fair market value not less than the exercise price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's Common Stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

               (d) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Participating Company Group's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

               (e) Certificate Registration. Except in the event the exercise price is paid by Immediate Sales Proceeds, the certificate or certificates for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

               (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

               (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

        6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of Service as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

        7. Termination of Service.

               (a) Option Exercisability and Vesting. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after termination of the Optionee's Service with the Participating Company Group.

                      (i) Death or Disability. If the Optionee's Service with the Participating Company Group terminates because of the death or Disability of the Optionee, (1) the Option will continue to vest to the extent provided in Subparagraph 4(b) of the Employment Agreement, and (2) the Option may be exercised, to the extent unexercised and exercisable by the Optionee on the proposed exercise date, by the Optionee (or the Optionee's legal representative) at any time prior to the Special Exercise Termination Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                      (ii) Termination Without Cause Before Fourth Anniversary. If the Optionee's Service with the Participating Company Group terminates due to Termination Without Cause Before Fourth Anniversary, (1) the Option will continue to vest during the "Additional Period" (as defined in Subparagraph 5(b) of the Employment Agreement), and (2) the Option may be exercised, to the extent unexercised and exercisable by the Optionee on the proposed exercise date, by the Optionee at any time prior to the Special Exercise Termination Date.

                      (iii) Termination Without Cause Following Change in Control. Notwithstanding any provision of paragraphs 8 or 9 below to the contrary, if the Optionee's Service with the Participating Company Group terminates due to Termination Without Cause Following Change in Control, (1) any unexercised portion of the Option shall become immediately exercisable and vested in full as of the date of the Optionee's termination of Service, and (2) the Option may be exercised, to the extent unexercised and exercisable by the Optionee on the proposed exercise date, by the Optionee at any time prior to the Special Exercise Termination Date.

                      (iv) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason except death,

Disability, Termination Without Cause Before Fourth Anniversary or
Termination Without Cause Following Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee's Service terminates, but in any event no later than the Option Term Date.

               (b) Exercise Prevented by Law. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's Service with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

               (c) Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Term Date.

               (d) Leave of Absence. For purposes hereof, the Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as Service for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

        8. Ownership Change and Transfer of Control. For purposes hereof, the "Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

               (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company;

               (b) a merger in which the Control Company is a party; or

               (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

               A "Transfer of Control" shall mean either (i) a "Change in Control" as defined in Subparagraph 5(c) of the Employment Agreement or (ii) an Ownership Change in which the stockholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company after such transaction or in which the Control Company is not the surviving corporation.

               In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under the Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercised portion of the Option shall become immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. Any exercise of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

        9. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10. Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the Option has been exercised pursuant to paragraph 4(b) above and the Company has received full payment for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise and payment in full, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service at any time.

        11. Legends. The Company may at any time place legends referencing any applicable federal, state and/or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 11.

        12. Public Offering. The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in such public offering under the Securities Act.

        13. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        14. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        15. Integrated Agreement. This Option Agreement and the Employment Agreement constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein or in the Employment Agreement. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        16. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                             GENERAL MAGIC, INC.


                             By:
                                 --------------------------------------
                             Title:
                                   ------------------------------------
                             Date:
                                   ------------------------------------

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
     ---------------------------------            ------------------------------

                                   EXHIBIT B


                              GENERAL MAGIC, INC.
                      RESTRICTED STOCK PURCHASE AGREEMENT

                                                     EXHIBIT B TO EXHIBIT 10.14


                               GENERAL MAGIC, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT


        THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of September 13, 1996 by and between General Magic, Inc., a Delaware corporation (the "Company"), and Steve Markman ("Purchaser").

                                    RECITALS

        A. Purchaser has entered into an Employment Agreement with the Company, dated September 12, 1996, pursuant to which Purchaser is employed as the Chairman, President and Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit A (the "Employment Agreement").

        B. Pursuant to the Employment Agreement, Purchaser's employment with the Company is to commence on September 19, 1996 (the "Start Date"), and from the date hereof until the Start Date Purchaser will serve as a consultant to the Board of Directors of the Company.

                                    AGREEMENT

        The parties, intending to be legally bound, hereby agree as follows:

        1. Purchase of Shares.

                (a) Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from the Company, and the Company agrees to sell and issue to Purchaser one hundred thirty-five thousand (135,000) shares (the "Shares") of the Common Stock of the Company at a purchase price of $0.10 per share. This Agreement, as executed and delivered by Purchaser, shall be accompanied by a check from Purchaser made payable to the Company in the amount of Thirteen Thousand Five Hundred Dollars ($13,500.00) representing the aggregate purchase price of the Shares.

                (b) The closing of such purchase shall occur within two (2) weeks of the date hereof at the offices of the Company, subject to Section 14 below. Notwithstanding the foregoing, in the event that the sale to Purchaser of the Shares has not been registered on Form S-8 under the Securities Act of 1933 as of such closing date, the closing of the purchase shall be extended to such date occurring within two weeks following the effective date of the registration of the Shares on Form S-8 as the parties hereto may agree.

        2. Determination of Vested and Unvested Shares.

                a. Standard Vesting. Except as otherwise provided below, the Shares shall become vested ("Vested Shares") at the rate of fifty percent (50%) of the Shares on the first anniversary of the Start Date and fifty percent (50%) of the Shares on the second anniversary of the Start Date provided that Purchaser has remained in continuous Service with the Company Group from the Start Date through the respective anniversary date. "Unvested Shares" shall mean, at any point in time, the excess, if any, of the number of Shares over the number of Vested Shares determined in accordance with this Section 2. For purposes of this Agreement:

                        (i) "Service" shall mean Purchaser's employment or service with the Company Group in the capacity of an employee, director or consultant. Purchaser's Service shall not be deemed to have terminated merely because of a change in the capacity in which Purchaser renders Service or a change in the member of the Company Group for which Purchaser renders Service, provided there is no interruption or termination of Purchaser's Service. Purchaser's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which Purchaser renders Service ceasing to be a member of the Company Group. Subject to the foregoing, the Company, in its sole discretion, shall determine whether Purchaser's Service has terminated and the effective date of such termination.

                        (ii) "Company Group" shall mean the Company and, at any point in time, all corporations which are then either a parent corporation within the meaning of Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), or a subsidiary corporation within the meaning of Section 424(f) of the Code.

                (b) Upon Death or Disability. Notwithstanding the foregoing, if Purchaser's employment terminates by reason of the Purchaser's death or disability (as defined in Subparagraph 4(b) of the Employment Agreement), the Shares shall continue to vest to the extent provided in Subparagraph 4(b) of the Employment Agreement.

                (c) Termination Without Cause Before Fourth Anniversary. Subject to Section 2(d) below, if Purchaser's employment is terminated by the Company other than "for cause" (as defined in Subparagraph 5(a) of the Employment Agreement) and not as a result of Purchaser's death or disability, or Purchaser resigns for Good Reason (as defined in Subparagraph 5(d) of the Employment Agreement), before the fourth anniversary of the Start Date, the Shares shall continue to vest to the extent provided in Subparagraph 5(b) of the Employment Agreement.

                (d) Termination Without Cause Following Change in Control. If Purchaser's employment is terminated by the Company other than "for cause" (as defined in Subparagraph 5(a) of the Employment Agreement) or Purchaser resigns for Good Reason (as defined in Subparagraph 5(d) of the Employment Agreement) during the period commencing thirty (30) days prior to the date of the Company's first public announcement that the Company has entered into an agreement that would result in a Change in Control (as defined in Subparagraph 5(c) of the Employment Agreement) and ending one year following such Change in Control, the Shares shall vest to the extent provided in Subparagraph 5(c) of the Employment Agreement.

        3. Unvested Share Repurchase Option.

                (a) Grant of Unvested Share Repurchase Option. In the event Purchaser's Service is terminated for any reason or no reason, with or without cause, or if Purchaser or Purchaser's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change, as defined below) any Unvested Shares, the Company shall have the right to repurchase the Unvested Shares, other than those Unvested Shares as to which continued or immediate vesting is provided in accordance with Sections 2(b), 2(c) or 2(d) above, under the terms and subject to the conditions set forth in this Section 3 (the "Unvested Share Repurchase Option").

                (b) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice delivered personally or forwarded by first class mail to Purchaser within sixty (60) days after (i) termination of Purchaser's Service or (ii) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and Purchaser have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, other than those Unvested Shares as to which continued or immediate vesting is provided in accordance with Sections 2(b), 2(c) or 2(d) above, except as the Company and Purchaser otherwise agree.

                (c) Payment for Shares and Return of Shares. The purchase price per Share being repurchased by the Company shall be an amount equal to Purchaser's original cost per Share, as adjusted pursuant to Section 9 (the "Repurchase Price"). The Company shall pay the aggregate Repurchase Price to Purchaser in cash within thirty (30) days after the date of personal delivery or mailing of the written notice of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of Purchaser to the Company shall be treated as payment to Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled. The Shares being repurchased shall be delivered to the Company by Purchaser at the same time as the delivery of the Repurchase Price to Purchaser.

                (d) Effect of Ownership Change. Except to the extent provided by
Section 2(d) above, upon the occurrence of an Ownership Change, as defined below, any and all new, substituted or additional securities or other property to which

Purchaser is entitled by reason of Purchaser's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Shares" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the number of Vested Shares following an Ownership Change, credited Service shall include all Service with the Company Group, including the Company's successor.

        For purposes of this Agreement, an "Ownership Change" will be deemed to have occurred if any of the following events occur with respect to the Company:

                        (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more subsidiary corporations of the Company); or

                        (iv) a liquidation or dissolution of the Company.

        4. Escrow. To ensure the availability for delivery of the Shares upon exercise of the Unvested Share Repurchase Option herein provided for, Purchaser agrees to deliver to and deposit with the Secretary of the Company as escrow agent (the "Escrow Agent") two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates evidencing the Shares; such documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

        5. Tax Withholding. At the time that this Agreement is executed, or at any time thereafter as requested by the Company, Purchaser hereby authorizes payroll withholding and otherwise agrees to make adequate provision for the federal, state, local and/or foreign tax withholding obligations of the Company Group, if any, which arise in connection with this Agreement, including, without limitation, obligations arising upon (i) the transfer to Purchaser of any Shares, (ii) the lapsing of any restriction with respect to any Shares acquired hereby, or (iii) the filing of an election to recognize a tax liability. Purchaser is cautioned that the Company shall have no obligation to release Shares from the escrow established pursuant to

Section 4 unless the tax withholding obligations of the Company Group have been satisfied.

        6. Employment Matters. Nothing in this Agreement will create in any manner whatsoever an employment agreement between Company and Purchaser or affect in any manner the right or power of the Company, or a parent or subsidiary corporation of the Company, to terminate Purchaser's Service for any reason or no reason, with or without cause, subject to any other agreements between the Company and Purchaser.

        7. Rights as Stockholder. Subject to the provisions of this Agreement, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares deposited in escrow.

        8. Assignment of Rights. The Company may assign its rights under Section 3 hereof at any time, whether or not any event has occurred which permits the Company to exercise such rights, to one or more persons, who will have the right to so exercise such rights in his, her or their own names and for his, her or their own account.

        9. Adjustment to Shares Subject to Company's Rights. If, from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash and/or property, stock split, reverse stock split, recapitalization, reclassification or other similar change in the character or amount of any of the outstanding securities of the Company, then, in such event any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Shares will be immediately subject to the provisions of this Agreement on the same basis as all Shares originally purchased hereunder, and will be included in the word "Shares" for all purposes of this Agreement with the same force and effect as the Shares presently subject to this Agreement. For purposes of Section 3 hereof, while the total price payable to exercise the rights provided in such section will remain the same after each such event, the price payable per share to exercise such rights will be appropriately adjusted.

        10. Legends. All certificates representing any Shares subject to the provisions of this Agreement will bear the following legend:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

        11. Transfer Restrictions.

                (a) Notwithstanding any other provision herein to the contrary, other than pursuant to an Ownership Change, no Shares issued pursuant to this Agreement may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of Purchaser), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner except by will or by the laws of descent and distribution prior to date on which such Shares become Vested Shares, and any such attempted disposition shall be void.

                (b) The Company will not be required (i) to transfer on its books any Shares which will have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

        12. Certificate Registration. The certificate or certificates for Shares acquired pursuant to this Agreement shall be registered in the name of Purchaser, or if applicable, the heirs of Purchaser.

        13. Election Under Section 83(b) of the Code.

                (a) Purchaser understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to repurchase the Shares pursuant to the Unvested Share Repurchase Option contained in this Agreement. Purchaser understands that he may elect to be taxed at the time the Shares are purchased rather than when and as the Unvested Share Repurchase Option expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service ("IRS") within thirty (30) days from the date of purchase. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit D hereto. Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by Purchaser, as the Unvested Share Repurchase Option lapses, on the difference between the purchase price and the fair market value of the Shares at the time such restrictions lapse.

                (b) Purchaser understands that he should consult with the his tax advisor regarding the advisability of filing with the IRS an election under
Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to Purchaser. Purchaser acknowledges that he has been advised to consult with a tax advisor regarding the tax consequences to Purchaser of the purchase of Shares hereunder. AN ELECTION UNDER

SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH Purchaser PURCHASES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. Purchaser ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS PURCHASER'S SOLE RESPONSIBILITY, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS BEHALF.

        14. Compliance with Applicable Law. Notwithstanding any other provision herein to the contrary, no Shares shall be issued pursuant to this Agreement if the issuance and delivery of such shares would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, or would fail to satisfy the requirements of any stock exchange upon which the Shares may then be listed. Inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of the Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance and delivery of any Shares pursuant to this Agreement, the Company may require Purchaser to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        15. Miscellaneous.

                (a) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                (b) Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address shown below that party's signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

                (c) This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns; provided, however, that Purchaser may not assign his rights under this Agreement without the Company's prior written consent.

                (d) This Agreement, together with the Employment Agreement and other exhibits hereto, will be construed under the laws of the State of California and constitutes the entire agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements with respect to the subject matter hereof, and no amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

                (e) No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

                (f) If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

                (g) This Agreement may be executed in counterparts, each of which will be an original and all of which together will constitute one and the same agreement.

                (h) All questions of interpretation concerning this Agreement will be determined by the Company's Board of Directors (the "Board") and/or by a duly appointed committee of the Board having such powers as will be specified by the Board. All determinations by the Board will be final and binding upon all persons having an interest in this Agreement. Any officer of the Company will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            GENERAL MAGIC, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                            Address:

                                            420 N. Mary Avenue
                                            Mountain View, California 94040


                                            PURCHASER


                                            ------------------------------------


                                            Address:


                                            ------------------------------------

                                            ------------------------------------

                                    EXHIBIT A





                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  STEVE MARKMAN

                                       AND

                               GENERAL MAGIC, INC.

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED, hereby sells, assigns and transfers unto ______________________ ( ) shares of the Common Stock of General Magic, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _________ herewith, and do hereby irrevocably constitute and appoint my ______________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.


Dated:                  , 199               By:
      ------------------     --                ---------------------------------

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS


                                                          ________________, 1996


Corporate Secretary
General Magic, Inc.
420 N. Mary Avenue
Mountain View, California 94040

Sir/Madam:

        As Escrow Agent for both General Magic, Inc., a Delaware corporation ("Company"), and the undersigned purchaser ("Purchaser") of shares of the common stock of the Company ("Shares"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement"), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the Unvested Share Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of Shares to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of such notice.

        2. At the closing of a transaction pursuant to Paragraph 1, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check) for the number of Shares being purchased pursuant to the exercise of the Unvested Share Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing Shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

        4. This escrow shall terminate at such time as there are no longer any Shares subject to the Unvested Share Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence to such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be the Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instructions in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to any one all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United State Post, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

               COMPANY:                     General Magic, Inc.
                                            420 N. Mary Avenue
                                            Mountain View, California 94040

               PURCHASER:                   Steve Markman

                                            ------------------------------------

                                            ------------------------------------




               ESCROW AGENT:                Corporate Secretary
                                            General Magic, Inc.
                                            420 N. Mary Avenue
                                            Mountain View, California 94040

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                            Very truly yours,

                                            General Magic, Inc.,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------


                                            PURCHASER:




                                            ------------------------------------



                                            Agreed to and accepted as of the
                                            date set forth above:

                                            ESCROW AGENT:



                                            -----------------------------------
                                            Corporate Secretary,
                                            General Magic, Inc.

                                    EXHIBIT D




                                    ________________, 1996



Internal Revenue Service
5045 East Butler Avenue
Fresno, CA  93888

        Re: Election Under Section 83(b) of the Internal Revenue Code of 1986, as Amended

Gentlemen:

        The following information is submitted pursuant to Treas. Reg. Section 1.83-2 in connection with this election by the undersigned under section 83(b) of the Internal Revenue Code of 1986, as amended.

        1.      The name and address of the taxpayer are:

                      Name:         Steve Markman

                      Address:      ____________________________________

                                    ____________________________________

                      Taxpayer ID:  ____________________________________

        2. The following is a description of each item of property with respect to which the election is made:

                      One hundred thirty-five thousand (135,000) shares of Common Stock (the "Shares") of General Magic, Inc. (the "Company").

        3.      The property was transferred to the undersigned on:

                      September __, 1996

                The taxable year for which the election is made is:

                      Calendar, 1996.

        4.      The nature of the restriction to which the property is subject:

                      The Shares are subject to a right of repurchase by the Company for a price equal to the taxpayer's original purchase price, lapsing at the rate of 50% of the Shares on each of the first two anniversaries of the taxpayer's employment with the Company.

        5. The following is the fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of each property with respect to which the election is made:

                      $______________ (135,000 shares at $_________ per share)

        6.      The following is the amount paid for the property:

                      $13,500.00 in cash

        7. A copy of this election has been furnished to General Magic, Inc., the corporation for which services are performed by the undersigned.

        Please acknowledge receipt of this election by signing or stamping the enclosed copy of this letter and returning it to the undersigned in the enclosed envelope.

                                            Very truly yours,



                                            Steve Markman


Enclosures

cc:  General Magic, Inc.

                                   EXHIBIT C


                                    FORM OF

                              GENERAL MAGIC, INC.
                          EMPLOYEE CONFIDENTIALITY AND
                       ASSIGNMENT OF INVENTIONS AGREEMENT

                                                      EXHIBIT C TO EXHIBIT 10.14

                              GENERAL MAGIC, INC.

                  PROPRIETARY RIGHTS AND INFORMATION AGREEMENT

This Agreement sets forth the understanding between you and General Magic, Inc. ("General Magic") concerning any discoveries and inventions you may make in connection with your employment by General Magic and your treatment of General Magic's confidential and proprietary information. General Magic has agreed to employ you or continue to employ with the understanding and expectation that you agree to and will abide by the following terms and conditions:

1.0  INVENTIONS.

As used in the Agreement, the term "Inventions" means any and all inventions and discoveries, including improvements, original works of authorship, designs, formulas, processes, computer programs, databases, and trade secrets and related proprietary information and materials.

a.   Your Rights in Inventions:

     (i)  Previous Employee Inventions belong to you.

     (ii) Future Employee Inventions: General Magic acknowledges and agrees as provided in Section 2870 of the California Labor Code* that any
          Inventions: (a) that you develop entirely on your own time, and (b) that you developed without using General Magic equipment, supplies, facilities, or trade secret information; and (c) that do not result from any work performed by you for General Magic and (d) that do not relate to General Magic's business, or to its actual or demonstrably anticipated research or development, will be owned entirely by you, even if developed by you during the time period in which you are employed by General Magic.

b.   General Magic's Rights In Inventions.

     (i) Disclosure. You agree to make full written disclosure in confidence to General Magic of any and all Inventions that you develop during or as the result of your employment at General Magic.

     (ii) Assignment of Inventions to General Magic. You agree that all Inventions that: (a) are developed using the equipment, supplies, facilities or trade secrets of General Magic, (b) result from work performed by you for General Magic, or (c) relate to the business, or actual or demonstrably anticipated research or development of General Magic ("General Magic Inventions"), will be the sole and exclusive property of General Magic, and you will and hereby transfer and assign any "moral" rights that you may have in any General Magic Inventions under any copyright or similar law, whether U.S. or foreign. You agree to waive and never to assert any such "moral" rights in General Magic Inventions during or after the termination of your employment with General Magic. This Assignment applies only to those Inventions that are directly or indirectly related your assignment and responsibility at General Magic.

c.   Protection of General Magic Inventions.

     You agree (at General Magic's expense) to assist General Magic in every proper way to obtain and to help General Magic enforce patents, copyrights, and other legal protections for General Magic Inventions in any and all countries. You agree to execute any documents that General Magic may reasonably request for use in obtaining or enforcing such patents, copyrights and other legal protections. You acknowledge that all original works of authorship that are made by you (solely or jointly with others) within the scope of your employment at General Magic, and that are protectable by copyright, are "works made for hire," as that term is defined in the United States Copyright Act (17 U.S.C. section 101).

2.0  PROPRIETARY INFORMATION.

You understand that your employment with General Magic creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that may be disclosed to you by General Magic or learned by you in the course of your duties at General Magic, and that relates to: (i) the business of General Magic or that of any of its subsidiaries, affiliates, customers, suppliers, or (ii) any confidential information of third parties disclosed to General Magic. Such confidential and secret information includes information concerning Inventions, marketing plans, product plans, business strategies, financial information and forecasts, personnel information and customer lists and is referred to collectively in the Agreement as "Proprietary Information."

a. Confidentiality of Proprietary Information. At all times, both during your employment by General Magic and after its termination, you agree to keep all Proprietary Information in confidence and trust, and you will not use or disclose Proprietary Information without the written consent of General Magic, except as may be necessary to perform your duties as an employee of General Magic. Upon termination of your employment with General Magic, you will promptly deliver to General Magic all documents and materials of any kind pertaining to your work with General Magic, and you will not take with you any documents, materials or copies thereof, whether on paper, magnetic or optical media or any other medium, containing any Proprietary Information.

b. Information of Former Employer. You agree that during your employment at General Magic you will not improperly use of disclose any confidential or proprietary information or trade secrets of your former employers.

3.0  NO CONFLICTING OBLIGATIONS.

a. No Conflicting Employment. You agree that during the term of your employment at General Magic you will not plan or engage in any other employment, occupation, consulting or other business activity directly related to the business in which General Magic is now involved or becomes involved during the term of your employment, nor will you engage in any other activities that conflict with your employment obligation to General Magic. This restriction may only be modified by written permission of a member of the Management Team.

b. No Conflicting Agreements. You represent to General Magic that you have no other agreements or commitments that would hinder or prevent the full performance of your duties as a General Magic employee or obligations under this Agreement, and you agree not to enter into any such conflicting agreement during the term of your employment at General Magic.

c. Disclosure of Agreement: You hereby authorize General Magic to notify others, including customers of General Magic, and any future employers you may have, of the terms of this Agreement and your responsibilities under this Agreement.

4.0  NO IMPLIED EMPLOYMENT RIGHTS.

You understand and agree that this Agreement does not confer upon you any rights to continued employment by General Magic that you would not otherwise have, nor does this Agreement obligate General Magic to employ you for any specific period of time.

5.0  GENERAL PROVISIONS.

a. Severability. If one or more of the provisions of this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

b. Governing Law. This agreement will be governed by the laws of the State of California, excluding that body of law concerning conflicts of law. Any litigation or dispute resolution between the parties relating to this Agreement will take place in Santa Clara County, California, and you and General Magic each consent to the personal jurisdiction of and venue in the state and federal courts within that county.

c. Entire Agreement: This Agreement sets forth the entire Agreement an understanding between you and General Magic relating to the subject matter of this Agreement. No modification to or amendment of this Agreement, not any waiver of any rights under this Agreement, will be effective unless in writing signed by both you and an authorized representative of General Magic. Any subsequent changes in your duties, salary or compensation will not affect the validity or scope of this Agreement.

d. Successors and Assigns. This Agreement will be binding upon your heirs, executors, administrators and other legal representatives and will be for the benefit of General Magic, its successors and assigns.

PLEASE MAKE AND RETAIN A COPY OF THIS AGREEMENT FOR YOUR RECORDS.


------------------------------                     ---------------------
      Employee Signature                                Date Signed


------------------------------
          Print Name

* Section 2870. Employment Agreements; assignment of rights. (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; (2) Result from any work performed by the employee for the employer, (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

                                   EXHIBIT D


                                    FORM OF

                              GENERAL MAGIC, INC.
                           INDEMNIFICATION AGREEMENT

                                                      EXHIBIT D to EXHIBIT 10.14


                              INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of September 19, 1996 is made by and between GENERAL MAGIC, INC., a Delaware corporation (the "Company"), and Steve Markman (the "Indemnitee").


                                    RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

     D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases the director, officer or agent was not culpable.

     E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

     F. Based upon their experiences as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's stockholders.

      G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

      H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

      I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.


                                   AGREEMENT

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.    Definitions.

            (a) Agent. For the purposes of this Agreement, "agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of a Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

            (b) Expenses. For purposes of this Agreement, "expenses" include all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or
Section 145 or otherwise; provided, however, that "expenses" shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

            (c) Proceeding. For the purpose of this Agreement, "proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

            (d) Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

      2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

       3.     Liability Insurance.

              (a) Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

              (b) Rights and Benefits. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

              (c) Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

       4. Mandatory Indemnification. Subject to Section 9 below, the Company shall indemnify the Indemnitee as follows:

              (a) Successful Defense. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an Agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

              (b) Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

              (c) Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders. The Company shall indemnify the Indemnitee against judgments, fines, and ERISA excise taxes and penalties to the same extent and subject to the same conditions as described in the immediately preceding sentence. Notwithstanding the foregoing, no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

              (d) Actions where Indemnitee is Deceased. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding the Indemnitee becomes deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

              (e) Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

       5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

       6. Mandatory Advancement of Expenses. Subject to Section 8(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.

       7.     Notice and Other Indemnification Procedures.

              (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

              (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145.

          (b) Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that the proceeding was not brought by the Indemnitee in good faith or was frivolous; or

          (c) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

     9. Non-exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     10. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     12.  Survival of Rights.

          (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

          (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     13. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent required by law including those circumstances in which indemnification would otherwise be discretionary.

     14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

     15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     16. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     17. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

     18. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

                                        THE COMPANY:

                                        GENERAL MAGIC, INC.


                                        By
                                           -------------------------------------

                                        Title

                               Address: 420 N. Mary Avenue
                                        Sunnyvale, California 94086


                                        INDEMNITEE:


                                        By
                                           -------------------------------------

                               Address:

                               September 16, 1996

Mr. Steve Markman
c/o Scott Spector, Esq.
Fenwick & West
Two Palo Alto Square
Palo Alto, CA 94306

        Re: Your Employment Agreement

Dear Steve:

        This will confirm that the condition in your employment agreement with respect to the receipt of satisfactory references is satisfied.


                                Sincerely your,


                                /s/ Roel Pieper
                                -------------------
                                Roel Pieper
                                For the General Magic, Inc.
                                Compensation Committee